UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2007

US GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

US GOLD CANADIAN ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Alberta, Canada	333-133725-01	42-1701924
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

165 South Union Blvd., Suite 565

Lakewood, CO 80228

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 238-1438

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2007, William F. Pass, the Vice President, Chief Financial Officer and Secretary of US Gold Corporation (the “Company”), notified the Company that he intends to retire from his position with the Company and all of its subsidiaries effective March 31, 2008 after nearly 20 years of service.  The press release announcing Mr. Pass’ retirement is attached as Exhibit 99.1 to this report.

Item 7.01               Regulation FD Disclosure.

On December 4, 2007, the Company issued a press release regarding Rob McEwen’s increase in beneficial ownership of the Company.  Mr. McEwen exercised warrants to purchase exchangeable shares of US Gold Canadian Acquisition Corporation, a subsidiary of the Company, which are exchangeable into shares of the Company’s common stock on a one-for-one basis.  A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01               Financial Statements and Exhibits.

(d)                   Exhibits.  The following exhibits are furnished with this report:

                                                                99.1         Press Release dated December 4, 2007

Cautionary Statement

                Certain statements contained herein or in the exhibits furnished with this report made by or on behalf of the Company may contain forward-looking statements.  Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Factors that could cause actual results to differ materially include, among others, drilling results, commodity prices, industry conditions, the availability of drill rigs and other support services, environmental and governmental regulations, availability of financing, judicial proceedings, force majeure events and other risks factors as described from time to time in the Company’s filings with the Securities and Exchange Commission.  Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

US GOLD CORPORATION

Date: December 4, 2007	By:	/s/ William F. Pass
William F. Pass, Vice President,
Chief Financial Officer and Secretary

US GOLD CANADIAN ACQUISITION CORPORATION

Date: December 4, 2007	By:	/s/ William F. Pass
William F. Pass, Vice President,
Chief Financial Officer and Secretary

Exhibit Index

                The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 4, 2007.